FOH Holdings, Inc.
Equity Incentive Agreement

This Equity Incentive Agreement (the “Agreement”) is made and entered into as of December 14, 2007 (the “Date of Grant”), by and between FOH Holdings, Inc., a Delaware corporation (the “Company”), and Linda LoRe (“Grantee”). Capitalized terms not defined herein shall have the respective meanings ascribed to them in the 2003 Employee Equity Incentive Plan, as amended and restated effective December 1, 2006 (the “Plan”) and the Agreement and Plan of Merger and Reorganization dated December 18, 2006 (“Merger Agreement”), entered into by Company and Movie Star, Inc., a New York corporation (“MSI”).1

A.	Grant of Nonstatutory Stock Option

1. Grant of Option; Number of Shares and Exercise Price. Pursuant to the Plan, and the terms and conditions of this Agreement, the Company hereby grants Grantee a Nonstatutory Stock Option to purchase (the “Option”) 11,229 shares of Common Stock (the “Option Shares”). The exercise price per Option Share will be calculated based on the closing price of the common stock of MSI as of the Effective Time of the closing of the Merger of Company and MSI pursuant to the Merger Agreement (the “Merger”), adjusted as necessary to reflect the exchange ratio of Company and MSI shares of 17.811414 and to adjust for other capitalization adjustments as provided in the Plan and the Merger Agreement.

2. Vesting. Subject to the terms and conditions contained herein, your Option will vest as follows:

(a) 25% of the Option Shares subject to the Option shall vest and become exercisable as of the Effective Time of the Merger;

(b) 25% of the Option Shares shall vest and become exercisable on the 1st anniversary of the Effective Time of the Merger;

(c) 25% of the Option Shares shall vest and become exercisable on the 2nd anniversary of the Effective Time of the Merger;

(d) 25% of the Option Shares shall vest and become exercisable on the 3rd anniversary of the Effective Time of the Merger; and

(e) notwithstanding the foregoing, if the Merger is not consummated on or before December 31, 2008, this Option shall lapse in its entirety, and

______________
[1]	In the event the Plan and Merger Agreement contain conflicting definitions, the definition in the Merger Agreement shall apply.

(f) notwithstanding the foregoing, vesting will cease upon the termination of your Continuous Service for any reason.

3. Method of Exercise. This Option shall be exercisable by written notice in the form attached hereto as Exhibit A, which shall state your election to exercise this Option and the number of Option Shares in respect of which this Option is being exercised, and such other representations and agreements as to your investment intent with respect to such Option Shares as may be required by the Company, including without limitation the representations set forth in Section B.7 hereof. Such written notice shall be (i) signed by you (or by your beneficiary or other person entitled to exercise this Option in the event of your death); (ii) delivered in person or by certified mail to the Secretary of the Company; and (iii) accompanied by payment of such exercise price. This Option shall be deemed exercised upon receipt by the Company of such written notice accompanied by the exercise price and any additional documentation required by the Company. The certificate for the Option Shares shall bear appropriate legends.

4. Method of Payment. Payment of the exercise price is due in full upon exercise of all or any part of your Option. You may elect to make payment of the exercise price in cash, by certified or cashier’s check, or, if at the time of exercise the Common Stock is publicly traded, by (i) delivery of already-owned shares of Common Stock either that you have held for the period required to avoid a charge to the Company’s reported earnings (generally six (6) months) or that you did not acquire, directly or indirectly from the Company, that are owned free and clear of any liens, claims, encumbrances or security interests, and that are valued at Fair Market Value on the date of exercise, or (ii) by a copy of instructions to a broker directing such broker to sell the Option Shares for which such Option is exercised, and to remit to the Company the aggregate exercise price of such Options (a “Cashless Exercise”). Additional methods of payment and exercise may be authorized by the Board of Directors of the Company in accordance with the terms of the Plan. “Delivery” for these purposes, in the sole discretion of the Company at the time you exercise your Option, shall include delivery to the Company of your attestation of ownership of such shares of Common Stock in a form approved by the Company. Notwithstanding the foregoing, you may not exercise your Option by tender to the Company of Common Stock to the extent such tender would violate the provisions of any law, regulation or agreement restricting the redemption of the Company’s stock. Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded, a Cashless Exercise, exercise with a promissory note or other transaction by a director or executive officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, or an affiliate in violation of section 402(a) of the Sarbanes-Oxley Act (codified as Section 13(k) of the Securities Exchange Act of 1934, 15 U.S.C. § 78m(k)) shall be prohibited with respect to any award under the Plan.

5. Whole Shares. You may exercise your Option only for whole shares.

6. Term. The term of your Option commences on the Date of Grant and expires upon the earliest of the following:

(a) immediately upon the termination of your Continuous Service for Cause (as defined below);

(b) three (3) months after the termination of your Continuous Service for any reason other than a result of your Disability or death, provided that, if during any part of such three (3)-month period your Option is not exercisable solely because of restrictions imposed by applicable state or federal securities law compliance, your Option shall not expire until the earlier of the Expiration Date (as defined in Section 6d) below) or until it shall have been exercisable for an aggregate period of three (3) months after the termination of your Continuous Service;

(c) twelve (12) months after (i) the termination of your Continuous Service due to your Disability, or (ii) your death if you die either during your Continuous Service or within three (3) months after your Continuous Service terminates; or

(d) the day before the tenth (10th) anniversary of the Date of Grant (the “Expiration Date”).

For purposes of your Option, “Cause” shall mean (i) a material act of dishonesty made by you in connection with your fiduciary responsibilities as an employee or officer and which materially affects the Company; (ii) your conviction of, or plea of nolo contendere to, a felony or a misdemeanor involving material dishonesty or moral turpitude; (iii) your failure to perform your material employment or directorial duties if such failure is not remedied within thirty (30) days following receipt by you of written notice from the Board specifying the facts relating to the failure; (iv) any act of embezzlement or fraud; or (v) conduct which the Board in good faith determines has had a material adverse effect on the Company’s or any of its subsidiaries’ public reputation.. A change of your title or material modification of your duties shall not be deemed for purposes of this Agreement to be a termination without Cause. Your Disability shall not constitute “Cause.” Notwithstanding the above, if you have entered into an employment agreement with the Company and such agreement has a definition of “Cause” different from the definition above, the definition in such employment agreement shall control herein and therein.

7. Exercise.

(a) By exercising your Option you agree that, as a condition to any exercise of your Option, the Company may withhold payroll taxes from other amount payable to you or make such other arrangements for payment of payroll taxes as more fully set forth in Section D.2 hereof.

(b) By exercising your Option you agree that Option Shares received by you will be subject to the restrictions contained in Section B.6.

(c) You hereby further acknowledge receipt of a copy of the Plan. You represent you are familiar with the terms and provisions of the Plan, and hereby accept this Option subject to all the terms and provisions thereof. You also acknowledge that the Grant of this Option, the purchase of shares upon exercise of this Option, and the sale of such Option Shares has important tax implications. You have reviewed the Plan and this Agreement in their entirety, have had an opportunity and has been encouraged to obtain the advise of independent legal counsel and tax advisor prior to executing this agreement and fully understand all provisions of this Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the board upon any questions arising under the Plan. You acknowledge that you are not relying on the company for any tax advice with respect to the Option, the shares of common stock you may acquire pursuant to the Option, this Agreement or any other agreement that governs the option.

B.	Grant of Restricted Shares

1. Grant of Restricted Shares. The Company hereby grants you 22,460 shares of Common Stock (“Shares”) of the Company, subject to the terms, conditions and restrictions set forth herein (the “Restricted Share Grant”). Upon consummation of the Merger, the Shares shall be converted to MSI shares at an exchange ratio of 17.811414. One or more stock certificates representing the number of Shares specified in the Certificate shall hereby be registered in your name (the “Stock Certificate”), but shall be deposited and held in the custody of the Company for your account as provided in Section B.4 hereof until such Restricted Stock becomes vested.

2. Vesting. Subject to the terms and conditions contained herein, your Restricted Share Grant of the Shares shall vest as follows:

(a) 50% of the Shares subject to the Restricted Share Grant shall vest on December 31, 2009;

(b) 25% of the Shares subject to the Restricted Share Grant shall vest on December 31, 2010;

(c) 25% of the Shares subject to the Restricted Share Grant shall vest on December 31, 2011; and

(d) notwithstanding the foregoing, if the Merger is not consummated on or before December 31, 2008, this Restricted Share Grant shall lapse and all of the Shares shall be forfeited in their entirety, and

(e) notwithstanding the foregoing, vesting will cease upon the termination of your Continuous Service for any reason and any Shares not vested at such time shall be forfeited in their entirety.

3. Forfeiture/Restrictions on Unvested Shares.

(a) Forfeiture of Unvested Stock. Unless otherwise provided in an employment agreement the terms of which have been approved by the Company, if a portion of the Shares (“Unvested Shares”) standing in you name on the books of the Company does not become vested on or before the expiration of the period during which the applicable vesting conditions must occur, such Unvested Shares shall be automatically forfeited and cancelled as outstanding shares of Common Stock immediately upon the occurrence of the event or time period after which such Unvested Shares may no longer become vested.

4. Escrow.

(a) Deposit. Upon issuance, the certificates for the Shares shall be deposited in escrow with the Secretary of the Company to be held in accordance with the provisions of this Section. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form of Exhibit B. The deposited certificates, together with any other assets or securities from time to time deposited with the Company pursuant to the requirements of this Agreement, shall remain in escrow until such time or times as the certificates (or other assets and securities) are to be released or otherwise surrendered for cancellation. Upon delivery of the certificates (or other assets and securities) to the Company, you will be issued an instrument of deposit acknowledging the number of Shares (or other assets and securities) delivered in escrow to the Secretary of the Company.

(b) Certificates Evidencing Vested Shares. As a portion of the Option Shares vest (the “Vested Shares”) pursuant to Section 2.B, the Company will deliver to you the certificate evidencing such Vested Shares.

(c) Distributions. All regular cash dividends on the Shares (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. However, in the event of any stock dividend, stock split, recapitalization or other change affecting the Company’s outstanding Common Stock as a class effected without receipt of consideration or in the event of any other transaction within the meaning of Section D.4, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Shares shall be immediately delivered to the Secretary of the Company to be held in escrow under this Section, but only to the extent of Unvested Shares subject to the escrow requirements herein.

5. Shareholder Rights.

(a) Until such time as the Shares are forfeited, you (or your successor in interest) shall have all the rights of a shareholder (including voting and dividend rights) with respect to the Shares, including the Shares held in escrow under Section B.4, subject, however, to the transfer restrictions of Section B.6.

(b) Section 83(b) Election. You understand that, under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the difference between the amount paid, if any, for the Shares and their Fair Market Value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. You understand that you may elect to be taxed at the time the Shares are granted hereunder to the extent of the Fair Market Value of the Shares rather than when the Shares cease to be subject to such forfeiture restrictions, by filing an election under section 83(b) of the Code with the Internal Revenue Service within thirty (30) days after the Date of Grant. The form for making this election is attached as Exhibit C hereto. You understand that failure to make this filing within the thirty (30) day period will result in the recognition of ordinary income by you based on the Fair Market Value as the forfeiture restrictions lapse, including any increase in the Fair Market Value of the Shares after the Date of Grant. YOU ACKNOWLEDGE THAT IT IS YOUR

SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

6. Restrictions, Legends, Stop-Transfer Orders.

(a) Restriction on Transfer of Unvested Shares. You shall not transfer, assign, grant a lien or security interest in, pledge, hypothecate, encumber or otherwise dispose of any of the Unvested Shares, except as permitted by this Agreement.

(b) Legends. You understand and agree that the Company will place the legends set forth below or similar legends on any stock certificate(s) evidencing the Shares, together with any other legends that may be required by state or U.S. federal securities laws, the Company’s Certificate of Incorporation or Bylaws, any other agreement between you and the Company or any agreement between you and any third party:

“THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED OR IN ANY MANNER DISPOSED OF, EXCEPT IN COMPLIANCE WITH THE TERMS OF A WRITTEN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER OF THE SHARES (OR THE PREDECESSOR IN INTEREST TO THE SHARES). SUCH AGREEMENT INCLUDES FORFEITURE OF CERTAIN SHARES UPON TERMINATION OF SERVICE WITH THE COMPANY. THE SECRETARY OF THE COMPANY WILL UPON WRITTEN REQUEST FURNISH A COPY OF SUCH AGREEMENT TO THE HOLDER HEREOF WITHOUT CHARGE.

(c) Stop-Transfer Instructions. You agree that, to ensure compliance with the restrictions imposed by this Agreement, the Company may issue appropriate “stop-transfer” instructions to its transfer agent, if any, and if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(d) Refusal to Transfer. The Company will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such shares have been so transferred.

(e) Market Stand-Off.

(i) In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the 1933 Act, you shall not sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any Shares without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or such underwriters (not to exceed one hundred eighty (180) days).

(ii) You shall be subject to the market stand-off provisions of this Section B.6 only if the officers and directors of the Company are also subject to similar arrangements.

7. Representations. In connection with the acquisition of the Shares, you represent to the Company the following:

(a) You are sufficiently aware of the Company’s business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Shares and is receiving the Shares for your own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

(b) You understand that the Shares have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of your investment intent as expressed herein. In this connection, you understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if your representation was predicated solely upon a present intention to hold these securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Shares, or for a period of one (1) year or any other fixed period in the future. In addition, you understand the Shares have not been registered under state securities laws.

(c) You further understand that the Shares must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 under the Securities Act); that the Company is under no obligation to register the securities; and that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel for the Company.

(d) You are familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one (1) year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than two (2) years, the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker, as such term is defined under the Securities Exchange Act of 1934 (the “Exchange Act”) and the amount of securities being sold during any three (3) month period not exceeding the specified limitations stated therein, if applicable. There can be no assurances that the requirements of Rule 144 will be met, or that the Shares will ever be saleable.

(e) You further understand that at the time you wish to sell the Shares there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, you may be precluded from selling the Shares under Rule 144 even if the one-year minimum holding period had been satisfied.

(f) You further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, compliance with some other registration exemption or the notification to the Company of the proposed disposition by you and the furnishing to the Company of (i) detailed information regarding the disposition, and (ii) an opinion of your counsel to the effect that such disposition will not require registration (Grantee understands such counsel’s opinion shall concur with the opinion by counsel for the Company and Grantee shall have been informed of such concurrence) will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has offered its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(g) You understand that these representations are intended to restrict the Shares only to the extent required by applicable law, and they shall not be construed to increase the limitations on transfer of the Shares beyond the requirements of applicable law or this Agreement.

(h) You acknowledge that the grant of the Shares, and the sale of such Shares has important tax implications. You have reviewed this Agreement in its entirety, have had an opportunity and have been encouraged to obtain the advise of independent legal counsel and tax advisor prior to executing this Agreement and fully understand all provisions of this Agreement. You acknowledge that you are not relying on the Company for any tax advice with respect to the Restricted Share Grant, the shares of Common Stock you may acquire pursuant to the Restricted Share Grant or this Agreement. You further represent that you have read Section D.2 hereof regarding tax withholding obligations of the Company.

C.	Grant of Cash Bonus

Grantee shall be entitled to a cash bonus of $225,000 upon the consummation of the Merger. The bonus shall be paid on or before the 90th day following the Effective Time of the Merger. In the event the Merger is not consummated by December 31, 2008, the bonus shall be forfeited in its entirety.

D.	Miscellaneous

1. Compliance with Laws and Regulations. The issuance and transfer of Option Shares and the Shares shall be subject to compliance by the Company and you with all applicable requirements of federal and state securities laws and with all applicable requirements of any stock exchange on which the Company’s common stock may be listed at the time of such issuance or transfer.

2. Tax Withholding Obligations/Withholding Obligations.

(a) At the time you exercise your Option, in whole or in part, or at any time thereafter as requested by the Company, and, in the case of the Shares, no later than the first to occur of (i) the date as of which the restrictions on the Shares shall lapse with respect to all or any of the Shares covered by this Agreement or (ii) the date required by Section B.5(b) if you elect to file a 83(b) election, you hereby authorize withholding from payroll and any other amounts payable to you, and otherwise agree to make adequate provision for any sums required to satisfy the federal, state, local and foreign tax withholding obligations of the Company or an affiliate, if any, which arise in connection with your Option or Shares.

3. Upon your request and subject to approval by the Company, in its sole discretion, and compliance with any applicable conditions or restrictions of law, the Company may withhold from fully vested Option Shares otherwise issuable to you upon the exercise of your Option or, the case of Shares vesting under the Restricted Stock Grant, on the earlier of the vesting of Shares or the filing of a 83(b) election, a number of whole Shares having a Fair Market Value, determined by the Company as of the date of exercise, not in excess of the minimum amount of tax required to be withheld by law. If, upon exercise of your Option, the date of determination of any tax withholding obligation is deferred to a date later than the date of exercise of your Option, share withholding pursuant to the preceding sentence shall not be permitted unless you make a proper and timely election under Section 83(b) of the Code covering the aggregate number of Option Shares acquired upon such exercise with respect to which such determination is otherwise deferred, to accelerate the determination of such tax withholding obligation to the date of exercise of your Option. Notwithstanding the filing of such election, shares shall be withheld solely from fully vested shares held by you as of the date of exercise of your Option, the vesting of Shares under the Restricted Stock Grant, or the filing of an 83(b) election, that are otherwise issuable to you. Any adverse consequences to you arising in connection with such share withholding procedure shall be your sole responsibility. Payment of the tax withholding if you are an officer, director or other “insider” subject to Section 16(b) of the Exchange Act by tendering Company stock or in the form of share withholding is subject to pre-approval by the Company, in its sole discretion, in a manner that complies with the specificity requirements of

Rule 16b-3 under the Exchange Act, including the your name, the nature of the transaction, the number of shares to be acquired or disposed of by you and the material terms of the Option or the Restricted Stock Grant.

(a) You may not exercise your Option unless the tax withholding obligations of the Company and/or any affiliate are satisfied. Accordingly, you may not be able to exercise your Option when desired even though your Option is vested, and the Company shall have no obligation to issue a certificate for such Shares or release such Shares from any escrow provided for herein.

4. Adjustments. The number of Option Shares subject to the Option and the number of Unvested Shares subject to the Restricted Share Grant shall be automatically adjusted to reflect any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination or exchanges of shares or other similar event affecting the Company’s outstanding common stock subsequent to the date of this Agreement.

5. Transferability. Neither your Option nor Restricted Share Grant is transferable, except by will or by the laws of descent and distribution. Notwithstanding the foregoing, by delivering written notice to the Company, in a form satisfactory to the Company, you may designate a third party who, in the event of your death, shall thereafter be entitled to receiving stock certificates evidencing vested shares.

6. Execution of Shareholders’ Agreement. You hereby agree that the Company may require you (or your beneficiary or other person entitled to your shares in the event of your death), concurrently with this Agreement or at any time thereafter so long as you hold any portion of the Option Shares or Shares, to deliver to the Company an executed counterpart to a shareholder agreement entered into by the Company’s Shareholders, if any.

7. Notices. All notices and communications to be given or otherwise made to either the Company or you shall be deemed to be sufficient if contained in a written instrument delivered in person or by facsimile or duly sent by first class registered or certified mail, return receipt requested, postage prepaid, or by overnight courier, or addressed to such party at the address set forth on the signature page hereto or to such other address as the party to whom notice is to be given may have furnished to the other party hereto in writing in accordance herewith. Any such notice or communication shall be deemed to have been delivered and received: (x) in the case of personal delivery or delivery by facsimile, on the date of such delivery, (y) in the case of nationally-recognized overnight courier, on the next business day after the date when sent and (z) in the case of mailing, on the third (3rd) business day following that on which the piece of mail containing such communications is posted. As used in this Section, “business day” shall mean any day other than a day on which banking institutions in the State of California are legally closed for business.

8. Acknowledgments. You hereby acknowledge and agree that the vesting of the Option, Shares and/or Cash Bonus may be earned only during your continuous status as an employee or officer at the will of the Company and its stockholders. You further acknowledge and agree that the incentives contemplated hereunder and the vesting of the Option, Shares, or

Cash Bonus do not constitute an express or implied promise of continued engagement as an employee or officer of the Company for the vesting period, for any period, or at all. Nothing in this Agreement or the Plan shall limit in any manner whatsoever the right or power of the Company or its stockholders to terminate your relationship with the Company with or without Cause.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

FOH HOLDINGS, INC.
By:	/s/ Linda LoRe
Name:	Linda LoRe
Title:	President and Chief Executive Officer

Address:

Grantee
/s/ Linda LoRe
Name:	Linda LoRe

Address:

SPOUSAL CONSENT

1. Status. I, Steve Starleaf, am the spouse/domestic partner of Linda LoRe. I hereby acknowledge and agree that my spouse/domestic partner is an employee of FOH Holdings, Inc., a Delaware corporation (the “Company”) and is a party to that certain Equity Incentive Agreement, dated as of December 14, 2007 (the “Incentive Agreement”). As a result of the fact that my spouse/domestic partner is a party to the Incentive Agreement and, upon exercise of the options (the “Options”) to acquire shares of common stock of the Company thereunder or the receipt of Shares (the “Shares”), my spouse/domestic partner may become a party to a Shareholder Agreement entered into by the Company shareholders (the “Shareholders’ Agreement”), which could impose certain rights and obligations on my spouse/domestic partner, the Options and the Shares. I understand that my spouse/domestic partner, the Options, and the Shares are subject to certain rights and obligations set forth in the Incentive Agreement. I further understand that, because the Options and/or the Shares may be or may become community property or jointly-owned property, the Company desires that I acknowledge and accept the terms of the Incentive Agreement.

2. I acknowledge that, together with this Spousal Consent, I received full and complete copies of the Incentive Agreement. I further acknowledge that I have had the opportunity to review the foregoing document and have had the opportunity to ask all of the questions I wished to ask and have received answers to all of my questions that I have found to be satisfactory.

3. I further acknowledge that I have been advised to seek independent legal counsel to advise me on the legal consequences of signing this Spousal Consent. I understand that I will have at least seven (7) days to seek independent legal counsel and to read and review this spousal consent and the exhibits attached hereto, and I further understand that neither my spouse/domestic partner nor the Company will accept an executed copy of this Spousal Consent from me until such seven (7) day period has expired.

4. I acknowledge and agree that I understand the terms and basic effect of the Incentive Agreement, as well as of the rights and obligations I am giving up by signing this Spousal Consent. I hereby consent to and agree to be bound by the terms of the Incentive Agreement.

5. Testamentary Disposition. I hereby agree to be bound by the terms and provisions of the Incentive Agreement, and I further agree that I will not bequeath any part (if any) of my community or jointly-owned interest in the Options or the Shares by my will, if I predecease my spouse/domestic partner, to any person or party other than my spouse/domestic partner. I direct that the residuary clause in my will shall not be deemed to apply to our community or jointly-owned interests in the Interest.

SPOUSE/DOMESTIC PARTNER:
Dated:	December 14	, 2007	/s/ Steve Starleaf

ACKNOWLEDGEMENT OF SPOUSE/DOMESTIC PARTNER’S RIGHT TO SEEK
INDEPENDENT LEGAL COUNSEL IN CONNECTION WITH THIS SPOUSAL
CONSENT

Please place your initials below next to the statement that is correct:

☐ I was advised by independent legal counsel of my choosing about the legal consequences of signing this Spousal Consent.

☐ I was advised that I should seek independent legal counsel prior to the execution of this Spousal Consent and I have freely and voluntarily waived my right to do so. I acknowledge that, prior to this voluntary decision not to seek, and my waiver of my right to seek, independent legal counsel, I had ample opportunity to review and discuss the Incentive with independent legal counsel. I further acknowledge that this waiver relates to my right to seek independent legal counsel relating to not only the terms and conditions of the Incentive Agreement, but also as to the rights and responsibilities between domestic partners, which may exist if the Options or Shares become community or jointly-owned property.

EXHIBIT A

EXERCISE NOTICE

FOH Holdings, Inc.
6255 Sunset Boulevard, 6th Floor
Hollywood, California 90028

Attention: Secretary

1. Exercise of Option. Effective as of today, _____________, _____, the undersigned (“Optionee”) hereby elects to exercise his or her option (the “Option”) to purchase ______________ shares of the common stock (the “Shares”) of FOH Holdings, Inc., a Delaware corporation (the “Company”), under and pursuant to the Equity Incentive Agreement, dated ______________, _____, by and between Optionee and the Company (the “Option Agreement”).

2. Delivery of Payment. Optionee herewith delivers to the Company $________________ as payment of the full purchase price for the Shares, by any of the methods provided for, and in the amount determined pursuant to, the Option Agreement.

3. Limitations on Transfer. Optionee acknowledges that the Shares shall be subject to the limitations on transfer created by applicable securities laws, in addition to those set forth in the Option Agreement, including, without limitation, under certain circumstances, a repurchase right and a right of first refusal in favor the Company.

4. Investment and Taxation Representations. In connection with the purchase of the Shares, Optionee represents to the Company the following:

(a) Company Information. Optionee is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision with respect to the acquisition of the Shares.

(b) Securities Laws. Optionee has fully completed and executed the Investment Representation Statement attached hereto as Exhibit A, and incorporated herein by this reference. The information set forth by Optionee on the Investment Representation Statement is correct and complete as of the date of this Exercise Notice, and the representations and warranties made by Optionee in the Investment Representation Statement may be fully relied upon by the Company and by any investigating party relying on them.

(c) Taxation. Optionee understands that there are tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee represents that Optionee has consulted any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

5. Restrictive Legends. Optionee understands that the certificate evidencing the Shares will be imprinted with a legend which prohibits the transfer of the Shares unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company, and any other legend required under applicable state securities laws, including, without limitation, the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“ACT”) OR STATE SECURITIES LAWS (“STATE ACTS”) AND ARE RESTRICTED SECURITIES. THE RESTRICTED SECURITIES HAVE BEEN ACQUIRED FOR HOLDER’S OWN ACCOUNT AND NOT WITH A VIEW TO, OR FOR SALE IN CONNECTION WITH, ANY DISTRIBUTION THEREOF. RESTRICTED SECURITIES MUST BE HELD INDEFINITELY UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE ACT AND STATE ACTS AND/OR EXEMPTION FROM SUCH REGISTRATION(S) IS (ARE) AVAILABLE.”

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO FORFEITURE AS SET FORTH IN THE EQUITY INCENTIVE AGREEMENT BETWEEN THE ISSUER AND THE HOLDER OF THESE SHARES, AND MAY NOT BE PLEDGED, HYPOTHECATED, ENCUMBERED, TRANSFERRED, SOLD OR OTHERWISE DISPOSED OF, EXCEPT AS PROVIDED THEREIN. A COPY OF THE AFOREMENTIONED EQUITY INCENTIVE AGREEMENT MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.”

6. Miscellaneous.

(a) Entire Agreement and Modifications. This Agreement, including any and all exhibits hereto, and the other agreements expressly referred to herein, constitute the entire understanding between the parties pertaining to the subject matter hereof, and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written. There are no warranties, representations or other agreements between the parties, in connection with the subject matter hereof, except as specifically set forth herein. No supplement, modification, waiver or termination of this Agreement shall be binding unless made in writing and executed by the party thereto to be bound.

(b) Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without reference to the conflicts of laws principles thereof, notwithstanding the fact that one or more counterparts hereof may be executed outside of the state, or one or more of the obligations of the parties hereunder are to be performed outside of the state. Any suit, action or proceeding to determine, construe or enforce any provision of this Agreement, or the rights of any party hereunder, shall be brought in Los Angeles County, State of California, and all parties agree that jurisdiction shall lie therein.

(c) Attorneys’ Fees. In the event that any party to this Agreement shall commence any suit, action, arbitration or other proceeding to interpret this Agreement, or determine or enforce any right or obligation created hereby, including but not limited to any action for rescission of this Agreement or for a determination that this Agreement is void or ineffective ab initio, the prevailing party in such action shall recover such party’s costs and expenses incurred in connection therewith, including reasonable attorneys’ fees and costs of appeal, if any. Any court, arbitrator or panel of arbitrators shall, in entering any judgment or making any award in any such suit, action, arbitration or other proceeding, in addition to any and all other relief awarded to such prevailing party, include in such judgment or award such party’s costs and expenses as provided in this Section.

(d) Execution and Counterparts. This Agreement may be executed in any number of counterparts, or facsimile counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

(e) Compliance with Laws. Nothing contained in this Agreement shall be construed to require the commission of any act contrary to law, and whenever there is a conflict between any term, condition or provision of this Agreement and any present or future statute, law, ordinance or regulation contrary to which the parties have no legal right to contract, the latter shall prevail, but in such event the term, condition or provision of this Agreement affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law, provided that such construction is consistent with the intent of the parties as expressed in this Agreement.

(f) Covenant of Further Assurances. All parties to this Agreement shall, upon request, perform any and all acts and execute and deliver any and all certificates, instruments and other documents that may be necessary or appropriate to carry out any of the terms, conditions and provisions hereof or to carry out the intent of this Agreement.

(g) Shareholders Agreement. Shareholders Agreement. Optionee shall execute a counterpart to the Company’s Shareholders Agreement, if any (the “Shareholders Agreement”), and will comply with the terms and conditions thereof.

(h) Spousal Consent. If Optionee is married or has a registered domestic partner as of the date hereof, Optionee’s spouse shall execute the form of spousal consent attached hereto as Exhibit B and incorporated herein by this reference, in order to exercise the Option.

IN WITNESS WHEREOF, the parties hereto have duly executed this Exercise Notice as of the day and year first above written.

Accepted By:	Submitted By:

FOH Holdings, Inc.
a Delaware corporation	(Signature)

(Print Name)
By:
Name:	Address:
(Print)

Title:

EXHIBIT A TO EXERCISE NOTICE

INVESTMENT REPRESENTATION STATEMENT

PURCHASER:

COMPANY:	FOH HOLDINGS, INC.
SECURITY:	COMMON STOCK

AMOUNT:

In connection with the purchase of the above-listed Securities, I, the Purchaser, represent to the Company the following:

(i) I am sufficiently aware of the Company’s business affairs and financial condition to reach an informed and knowledgeable decision to acquire the Securities. I am purchasing these Securities for my own account for investment purposes only and not with a view to, or for the resale in connection with, any “distribution” thereof for purposes of the Securities Act of 1933, as amended (the “Securities Act”).

(j) I understand that the Securities have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of my investment intent as expressed herein. In this connection, I understand that, in the view of the Securities and Exchange Commission (the “SEC”), the statutory basis for such exemption may be unavailable if my representation was predicated solely upon a present intention to hold these securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one (1) year or any other fixed period in the future. In addition, I understand the Securities have not been registered under state securities laws.

(k) I further understand that the Securities must be held indefinitely unless subsequently registered under the Securities Act or unless an exemption from registration is otherwise available (such as Rule 144 under the Securities Act). Moreover, I understand that the Company is under no obligation to register the securities. In addition, I understand that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel for the Company.

(l) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than one (1) year after the party has purchased, and made full payment for, within the meaning of Rule 144, the securities to be sold; and (3) in the case of an affiliate, or of a non-affiliate who has held the securities less than two (2) years, the sale being made through a broker in an unsolicited “broker’s transaction” or in transactions directly with a market maker, as such term is defined under the Securities Exchange Act of 1934 (the “Exchange Act”) and the amount of securities being sold during any three (3) month period not exceeding the specified limitations stated therein, if applicable. There can be no assurances that the requirements of Rule 144 will be met, or that the Securities will ever be saleable.

(m) I further understand that at the time I wish to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the Securities under Rule 144 even if the one-year minimum holding period had been satisfied.

(n) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, compliance with some other registration exemption or the notification to the Company of the proposed disposition by me and the furnishing to the Company of (i) detailed information regarding the disposition, and (ii) an opinion of my counsel to the effect that such disposition will not require registration (I understand such counsel’s opinion shall concur with the opinion by counsel for the Company and I shall have been informed of such concurrence) will be required and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has offered its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

(o) I understand that this Investment Representation Statement is intended to restrict the above-listed Securities- only to the extent required by applicable law, and that it shall not be construed to increase the limitations on transfer of the above-listed Securities beyond the requirements of applicable law.

Signature of Purchaser:

Date: ________________, ________

EXHIBIT B

Assignment Separate From Certificate

FOR VALUE RECEIVED, Linda LoRe (“Grantee”) hereby sells, assigns and transfers unto FOH Holdings, Inc., a Delaware corporation (the “Company”), _________________________________ (_______________) shares of Common Stock of the Company represented by Certificate No. _____ herewith and does hereby irrevocably constitute and appoint ________________ Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

Dated: ___________, 200_.

Signature

Spousal/Domestic Partner Consent

______________________ (Grantee’s Spouse/Domestic Partner) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the Shares.

Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS RIGHT TO CANCEL THE SHARE CERTIFICATE IN THE EVENT OF FORFEITURE AS SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF GRANTEE.

EXHIBIT C

ELECTION UNDER SECTION 83(b) OF

THE INTERNAL REVENUE CODE

The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

(i) The name, address and social security number of the undersigned:

Linda LoRe

____________________

____________________

SS#: _______________

(ii) Description of property with respect to which the election is being made:

_____ Thousand (________) shares of common stock of FOH Holdings, Inc. (the “Company”).

(iii) The date on which the property was transferred is _________, 2008.

(iv) The taxable year to which this election relates is calendar year 2008.

(v) Nature of restrictions to which the property is subject:

The shares of stock transferred to the undersigned taxpayer are subject to forfeiture if the undersigned terminates his or her employment with the Company prior to vesting of the shares granted to him or her and are subject to forfeiture if the Company does not consummate a merger with Movie Star, Inc. on or before December 31, 2008, pursuant to the provisions of an Equity Incentive Agreement between the undersigned and the Company.

(vi) The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $____ per share, for a total of $_________.

(vii) The amount paid by taxpayer for the property was $0.

(viii) A copy of this statement has been furnished to the Company.

Dated: ___________, 200_

Linda LoRe